UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14a INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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GREEN EARTH TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GREEN EARTH TECHNOLOGIES, INC.
1136 Celebration Boulevard
Celebration, Florida 34747
 (877) 438-4761
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 10:00 AM, EASTERN TIME, TUESDAY, DECEMBER 9, 2014

To the Stockholders:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Green Earth Technologies, Inc., a Delaware corporation (the “Company”), which will be held at 10:00 a.m. Eastern Time on Tuesday, December 9, 2014 at 1136 Celebration Boulevard, Celebration, Florida 34747 to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement:

1.	The election of one Class III director to serve until the 2017 annual meeting of the Company’s stockholders or until his successor has been elected and qualified;

2.	Approval of an amendment of the Company’s certificate of incorporation to increase the number of shares of common stock authorized from 500,000,000 to 750,000,000 shares;

3.	Advisory approval of the appointment of independent auditors for fiscal year 2015;

4.	A non-binding advisory vote on executive compensation; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Stockholders of record of the Company’s common stock at the close of business on October 15, 2014, the record date set by the Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponements thereof.

THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors,

Greg D. Adams,
Secretary

Celebration, Florida
October __, 2014

* * * * * * *
Important Notice Regarding Internet Availability of Proxy Materials for the
Annual Meeting to Be Held on Tuesday, December 9, 2014.

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at http://www.getg.com

* * * * * * *

GREEN EARTH TECHNOLOGIES, INC.
 1136 Celebration Boulevard
Celebration, Florida 34747
(877) 438-4761

PRELIMINARY
PROXY STATEMENT

This proxy statement contains information related to the 2014 Annual Meeting of Stockholders (“Annual Meeting”) of Green Earth Technologies, Inc., a Delaware corporation (“we”, “us”, “our” or the “Company”), to be held at 10:00 a.m. Eastern Time on Tuesday, December 9, 2014 at 1136 Celebration Boulevard, Celebration, Florida 34747 and at any postponements or adjournments thereof.  The approximate date of mailing for this proxy statement, proxy card and a copy of our annual report to stockholders for the fiscal year ended June 30, 2014, is November 1, 2014.

Solicitation And Revocation Of Proxies

A form of proxy is being furnished herewith by the Company to each stockholder and, in each case, is solicited on behalf of the Board of Directors of the Company (the “Board”) for use at the Annual Meeting. Stockholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company.  Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Annual Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Annual Meeting or (iii) attendance at the Annual Meeting and voting in person.

The entire cost of soliciting these proxies will be borne by the Company.  The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals.  Members of the management of the Company may also solicit stockholders in person or by telephone, telegraph or telecopy following solicitation by this proxy statement but will not be separately compensated for such solicitation services.

If your shares are registered directly in your name with Issuer Direct Corporation, our transfer agent, you are considered a stockholder of record.  As a stockholder of record at the close of business on October 15, 2014 (the “Record Date”), you can vote in person at the Annual Meeting or you can provide a proxy to be voted at the Annual Meeting by signing and returning the enclosed proxy card.  If you submit a proxy card, we will vote your shares as you direct.  If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board.

If your shares are held in a stock brokerage account or other nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name.”  If you hold your shares in “street name,” you will receive instructions from your broker or other nominee describing how to vote your shares.  If you do not instruct your broker or nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange.

Stockholder’s Voting Rights

Only holders of record of the Company’s common stock, par value $0.001 per share (“Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponements thereof.  On the Record Date there were 300,795,064 shares of Common Stock issued and outstanding with one vote per share.

Our Bylaws provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at our corporate headquarters, 1136 Celebration Boulevard, Celebration, Florida 34747, during normal business hours for a period of ten days before the Annual Meeting and at the time and place of the Annual Meeting.

Voting Requirements

Election of Director and Approval of the Charter Amendment.   The affirmative vote of a majority of the shares issued and outstanding and entitled to vote at the Annual Meeting is required to approve (i) the election of the one Class III director-nominees and (ii) the amendment to our certificate of incorporation to increase the number of shares of Common Stock we are authorized to issue from 500,000,000 to 750,000,000 shares.

Advisory Approval of the Appointment of Independent Auditors and Approval of the Non-Binding Advisory Resolution Relating to Executive Compensation.   The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required for the advisory approval of the appointment of our independent auditors for the fiscal year ending June 30, 2014 and the non-binding advisory resolution relating to executive compensation.  Abstentions and broker non-votes on this matter will be treated as “present” for quorum purposes.  However, since abstention and broker non-votes are not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote on either matter.

_________________

PROPOSAL NO. 1

ELECTION OF DIRECTOR

The Board currently consists of four members (each a “Director” and, collectively, the “Directors”) and is divided into three classes, with one Class I Director, two Class II Directors and one Class III Director.  Directors serve for three-year terms with one class of directors being elected by our stockholders at each annual meeting.

At the Annual Meeting, one Class III Director will be elected to serve until the annual meeting of stockholders in 2017 and until such directors’ successors are elected and qualified.  The Board has nominated Jeffrey Loch for re-election as a Class III Director.  We intend to vote the shares over which we have a proxy for their re-election.  In the event Mr. Loch is unable or unwilling to serve as a director, we intend to exercise our proxy to elect such person designated by the Board in substitution.  We have no reason to believe that Mr. Loch will not be a candidate or will be unable to serve if re-elected.

Set forth below is the biography of the Class III Director nominee and all other members of the Board who will continue in office.

The Board Unanimously Recommends a Vote FOR the Election of Jeffrey Loch
 as a Class III Director and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed.
*     *     *     *     *

DIRECTORS AND EXECUTIVE OFFICERS

The names, ages and titles of our executive officers and directors, as of the Record Date, are as follows:

Name	Age	Position
David Buicko (2) (7)	61	Class II Director, Chairman of the Board
Humbert Powell III (3)(7)	75	Class II Director
Walter Raquet (4)(5)(6)	69	Class I Director, Interim Chief Executive Officer
Jeffrey Loch (1)	52	Class III Director, President and Chief Marketing Officer
Greg D. Adams	53	Chief Operating Officer, Chief Financial Officer and Secretary

(1)   Term as a Director expires on the date of the Annual Meeting and is a Class III Director nominee at the Annual Meeting.
(2)   Audit Committee Chair.
(3)   Member of the Compensation Committee.
(4)   Term as Director expires at the 2015 annual meeting of stockholders.
(5)   Member of the Audit Committee.
(6)   Compensation Committee Chair.
(7)   Term as Director expires at the 2016 annual meeting of stockholders.

______________

Non-Employee Directors

David M. Buicko has been our Chairman of the Board since May 2011 and a director since September 2010.  Since 1986, Mr. Buicko has been the chief operating officer of the Galesi Group, a leading industrial real estate developer in the Northeast and owner of one of the largest, most versatile third-party logistics companies in the region.  He is responsible for the day to day operations of the Galesi Group’s operating divisions including commercial real estate, industrial parks, and distribution and logistics.  Mr. Buicko is a member of a variety of local, professional, economic development and charitable organizations and is currently a Director and past chairman of the Center for Economic Growth, a regional economic development organization. Mr. Buicko was selected by Governor Cuomo to serve as a member of the Capital Regional Economic Development Council.  He also serves on the board of numerous privately held companies in the real estate industry.  Mr. Buicko is a certified public accountant and a graduate of Siena College where he received a B.B.A. degree in Accounting in 1975.  Mr. Buicko was selected as a director because of his background and experience in senior management, which provides the Board with valuable management and leadership skills and insight into our business.

Humbert Powell III has been a director since November 2008.  Mr. Powell is the Senior Vice President at Wunderlich Securities a regional Investment banking firm headquartered in Memphis Tennessee with 18 offices located in the states.  Mr. Powell served as Chairman of Marleau, Lemire USA and Vice Chairman of Marleau, Lemire Securities, Inc. during the years 1994-1996. Prior to his employment with Marleau, Lemire, he served as a Senior Managing Director in the Corporate Finance Department of Bear Stearns & Co., 1984-1994, with responsibilities for the Investment Banking effort both domestic and international. Prior to his employment with Bear Steams in 1984, Mr. Powell served as a Senior Vice President and Director of E.F. Hutton & Co., where he was employed in various capacities for 18 years. He is also a Director of several public and private companies and a Trustee of Salem International University.  Mr. Powell was selected as a director because of his depth of knowledge of the investment banking sector, which provides the Board with extensive insight and a perspective on growth and acquisition strategies.

Employee Directors and Officers

Walter Raquet has been a director since June 2012 and was appointed Interim Chief Executive Officer in May 2014.  Mr. Raquet is currently Chairman of Bolton LLC an investment management company.  He is currently a director for Liquid Holdings Group, LLC (LIQD).  He was Chairman of WR Platform Advisors LP, a technology platform and service provider of managed accounts for hedge fund investments from 2004 to 2011.  Mr. Raquet was also a co-founder of Knight Securities.  He served as Knight’s Chief Operating Officer from its inception in 1995 until 2000 and as its Executive Vice President from 1998 through 2002. He also served as a member of Knight’s board of directors from 1995 through 2002.  Prior to Knight, Mr. Raquet was a Senior Vice President with Spear, Leeds & Kellogg/Troster Singer and a Partner at Herzog Heine & Geduld, Inc., where he directed the firm's technology and marketing efforts. Also, Mr. Raquet was Corporate Controller for PaineWebber Incorporated, Executive Vice President of Cantor Fitzgerald and Controller for Weeden & Co. Mr. Raquet is a certified public accountant and practiced at the accounting firm of Price Waterhouse. Mr. Raquet received a B.S. degree in Accounting from New York University.  Mr. Raquet was selected as a director because we believe that his background and experience provides the Board with a perspective on corporate finance matters.

Jeffrey Loch, one of our founders, has been our president and chief marketing officer since September 2010 and a director since February 2009.  Mr. Loch is a principal of Marketiquette, a marketing company he co-founded in 2001 that provides branding and go-to-market strategies as well as national sales representative coverage.  Mr. Loch is a graduate of Albion College where he received his B.A. degree in Management and Economics in 1984. Mr. Loch was selected as a director because of his in-depth knowledge of our operations and products as our president and chief marketing officer, which facilitates the Board’s oversight function with the benefit of management’s perspective of our business.

Greg D. Adams has been our chief operating officer since September 2010, and our chief financial officer and secretary since March 2008. He is currently a director for As Seen on TV, Inc. (ASTV).   From 1999 to 2008, he served as a chief financial officer, chief operating officer and director of EDGAR Online Inc., a leading provider of business information.  From 1994 to 1999, he was also a chief financial officer and senior vice president, finance of PRT Group Inc., a technology solutions company and the Blenheim Group Plc., U.S. Division, a conference management company.  Mr. Adams began his career in 1983 at KPMG in the audit advisory practice where he worked for 11 years.  Mr. Adams is a certified public accountant, a member of the New York State Society of Certified Public Accountants and the American Institute of Certified Public Accountants, and served as vice chairman of Financial Executives International’s committee on finance and information technology.  He received a B.B.A. degree in Accounting from the College of William & Mary.

Family Relationships

None of the directors or executive officers are related by blood, marriage or adoption.

CORPORATE GOVERNANCE AND BOARD COMMITTEES

Director Independence

The Board has determined that Messrs. Powell and Buicko, independent as that term is defined in the listing standards of the NASDAQ, although Mr. Buicko may not be deemed “independent” for audit committee purposes if the Company were to be listed on NASDAQ.  Generally a director is considered independent as long as he or she does not have a relationship with us or management that would interfere with the exercise of independent judgment in carrying out the director’s responsibilities.

In determining director independence, the Board considered the compensation paid to Messrs. Powell and Buicko for the year ended June 30, 2014, disclosed in “Director Compensation” below, and determined that such compensation was for services rendered to the Board and therefore did not impact their ability to continue to serve as independent directors.

Board Meetings

The Board met eight times during fiscal 2014.  A majority of the directors attended all of the meetings of the Board. All persons who were directors during fiscal 2014 attended at least 75% of these meetings. Absent special circumstance, each director is expected to attend the Annual Meeting.

Committees Established by the Board

The Board established an Audit Committee and a Compensation Committee.

Audit Committee. The members of the Audit Committee members are David Buicko, who serves as chairperson, and Walter Raquet.  The Board has determined that Mr. Buicko is the “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with auditors and audits of financial statements.  Specifically, the Audit Committee’s responsibilities include the following:

●	selecting, hiring and terminating our independent auditors;

●	evaluating the qualifications, independence and performance of our independent auditors;

●	approving the audit and non-audit services to be performed by the independent auditors;

●	reviewing the design, implementation and adequacy and effectiveness of our internal controls and critical policies;

●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and other accounting matters;

●	with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

●	preparing the report that the SEC requires in our annual proxy statement.

A copy of the Audit Committee charter has been posted on our Web site at www.getg.com .  The Audit Committee met four times during the 2014 fiscal year.

Compensation Committee.  The current members of the Compensation Committee members are Walter Raquet, who serves as chairperson, and Humbert Powell.

The Compensation Committee assists the Board in determining the development plans and compensation of our officers, directors and employees.  Specific responsibilities include the following:

●	determining the compensation (including, base salary and bonus) and benefits payable to our chief executive officer;

●	determining, approving and/or recommending to the Board, the compensation and benefits payable to our other executive officers;

●	reviewing the performance objectives and actual performance of our officers; and

●	administering our stock option and other equity and incentive compensation plans.

The president may not be present during any deliberations on his compensation.

A copy of the Compensation Committee charter has been posted on our Web site at www.getg.com .  The Compensation Committee met two times during the 2014 fiscal year.

Code of Ethics

We have adopted a Code of Ethics (the “Code of Ethics”), which applies to all directors, officers and employees.  A copy of the Code of Ethics is available on our web site under the heading “Investor Quick Facts.”  We intend to make available on our web site any future amendments or waivers to our Code of Ethics within four business days after any such amendments or waivers.

Disclosure of Director Qualifications

In lieu of a nominating committee, the Board is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board.  The Board regularly reviews its membership composition in light of our changing requirements, assesses its own performance, and the feedback from stockholders and other key constituencies.

In identifying and recommending nominees for positions on the Board, the Board places primary emphasis on the following:  (i) a candidate’s judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate’s business or other relevant experience; and (iii) the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other members of the Board will build a board of directors that is effective, collegial and responsive to our needs.

In addition, the Board seeks to include a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that it confronts.  These individual qualities can include matters like experience in our industry, technical experience (for example, financial or technological expertise), experience gained in situations comparable to ours (e.g., financial service companies, growth companies, and companies that grow through acquisitions), leadership experience, and relevant geographical experience.

Stockholders who wish to recommend director candidates for consideration by the Board may do so by mailing a written recommendation to the Board in accordance with the procedures set forth in the section entitled “Stockholder Communication with the Board of Directors” appearing elsewhere in this proxy statement.  Such recommendation must include the following information as of the date of recommendation:

●	the name and address of the stockholder submitting the recommendation, the beneficial owner, if any, on whose behalf the recommendation is made and the director candidate;

●	the class and number of shares of our Common Stock the stockholder owns beneficially and of record and, in the case where the stockholder is the record owner but not the beneficial owner, the name of the beneficial owner, including the holding period for such shares;

●	full biographical information concerning the director candidate, including a statement about the candidate’s qualifications; and

●	a written consent of the candidate (1) to be named in the Company’s proxy statement and stand for election if nominated by the Board and (2) to serve if appointed by the stockholders.

Recommendations by stockholders for director candidates to be considered by the Board must be submitted not later than the 120th calendar day before the first anniversary of the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting.  The submission of a recommendation by a stockholder in compliance with these procedures will not guarantee the selection of the stockholder’s candidate or the inclusion of the candidate in our proxy statement.

Board Leadership Structure

Mr. Buicko has served as Chairman of the Board since May 2011.  Each year, the Board evaluates our leadership structure and determines the most appropriate structure for the coming year based upon its assessment of our position, strategy, and our long term plans.  The Board also considers the specific circumstances we face and the characteristics and membership of the Board.  At this time, the Board has determined that having Mr. Buicko serves as Chairman of the Board is in the best interest of our stockholders.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk.  The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into our decision-making.  The Board encourages and management promotes a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations.  The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for us.

Stockholder Communication with the Board of Directors

The Board has established a process to receive communications from stockholders.  Stockholders and other interested parties may contact any or all Directors, or the non-management Directors as a group, by mail or electronically.  To communicate with the Board, any individual Director or any group of Directors, correspondence should be addressed to the Board or any such individual directors or group of directors by either name or title.  All such correspondence should be sent “c/o Corporate Secretary” at Green Earth Technologies, Inc., 7 West Cross Street, Hawthorne, New York 10532.  All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to the Directors.  Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee.  In the case of communications to the Board or any group of Directors, the Corporate Secretary will make sufficient copies of the contents to send to each Director who is a member of the group to which the envelope or e-mail is addressed.

BENEFICIAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the outstanding shares of Common Stock as of the Record Date by:  (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and director nominee, (iii) each of the Named Executive Officers in the Summary Compensation Table below and (iv) all directors and executive officers as a group.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percent of Class(2)
Executive Officers:
Jeffrey Loch	4,000,000	(3)	1.3%
Greg D. Adams	4,162,500	(4)	1.4%
Non-Employee Directors:
Humbert Powell	700,000	(5)	*
David Buicko	1,904,250	(6)	*
Walter Raquet	56,559,905	(7)	16.7%
All directors and executive officers as a group (5 persons)	67,326,655	(8)	19.4%
5% Stockholders:
KeysKwest, LLC	11,262,050	(9)	3.7%
Paul Andrecola	111,419,248	(10)	37.0%
Francesco Galesi	70,489,417	(11)	20.7%
D&L Partners	24,155,758	(12)	7.6%

   * Less than 1%

(1)	Unless otherwise provided herein, the address of the persons named is c/o Green Earth Technologies, Inc., 7 West Cross Street Hawthorne, New York 10532.
(2)
According to the rules and regulations of the SEC, shares that a person has a right to acquire within 60 days of the Record Date are deemed to be beneficially owned by such person and are deemed to be outstanding only for the purpose of computing the percentage ownership of that person.  Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.  As of the Record Date, 300,795,064 shares of Common Stock were outstanding.

(3)	Includes 4,000,000 shares of Common Stock underlying immediately exercisable options.
(4)	Includes 3,237,500 shares of Common Stock underlying immediately exercisable options.
(5)	Includes 700,000 shares of Common Stock underlying immediately exercisable options.
(6)	Includes 400,000 shares of Common Stock underlying immediately exercisable options.
(7)
Includes 7,352,941 shares issuable upon exercise of conversion rights with respect to $1,250,000 aggregate principal amount of our 6.0% convertible debentures due December 31, 2014, 3,676,471 shares issuable upon exercise of warrants having an exercise price of $0.15 per share expiring December 31, 2016; 19,993,137 shares issuable upon exercise of conversion rights with respect to $1,604,000 aggregate principal amount of our 6.0% convertible debentures due March 31, 2016, 4,285,735 shares issuable upon exercise of warrants having an exercise price of $0.21 per share expiring March 31, 2018 and 150,000 shares of Common Stock underlying immediately exercisable options.

(8)	Includes an aggregate of 16,399,706 shares of Common Stock underlying immediately exercisable options and warrants.
(9)
Mr. Loch’s wife, Carol Loch, is the sole member of KeysKwest, LLC, which owns 11,262,050 shares of Common Stock.  Mr. Loch does not have voting control or power of disposition over these shares and disclaims any ownership of such shares.  The business address of KeysKwest is 2903 N. Mccarren Way, Maricopa, Arizona 85239.

(10)	Mr. Andrecola’s business address is 106 Gaither Drive, Mt. Laurel, New Jersey 080504.
(11)
Includes 17,647,058 shares issuable upon exercise of conversion rights with respect to $3,000,000 aggregate principal amount of our 6.0% convertible debentures due December 31, 2014 and 8,823,530 shares issuable upon exercise of warrants having an exercise price of $0.15 per share expiring on December 31. 2016; 7,500,000 shares issuable upon exercise of conversion rights with respect to $450,000 aggregate principal amount of our 6.0% convertible debentures due March 31, 2016, 1,125,000 shares issuable upon exercise of warrants having an exercise price of $0.21 per share expiring March 31, 2018.

(12)	Includes 5,882,353 shares issuable upon exercise of conversion rights with respect to $1,000,000 aggregate principal amount of our 6.0% convertible debentures due December 31, 2014, 2,941,176 shares issuable upon exercise of warrants having an exercise price of $0.15 per share expiring December 31, 2016; 3,676,471 shares issuable upon exercise of conversion rights with respect to $625,000 aggregate principal amount of our 6.0% convertible debentures due March 31, 2016, 1,838,235 shares issuable upon exercise of warrants having an exercise price of $0.21 per share expiring March 31, 2018
______________

As of the Record Date, we were not aware of any pledges of Common Stock which may at a subsequent date result in a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Corporate Governance

The Board has adopted a resolution that, in the future, any transactions between us and another person or entity who is deemed to be an “affiliate” or a related party must be approved by a majority of our disinterested directors.

Transactions with Related Parties

In May 2014, we entered into an Intellectual Property Exclusive License and Distribution Agreement with Inventek and Dr. Paul N. Andrecola. In consideration for the exclusive licenses we issued 100,000,000 shares of our common stock to Inventek/ Dr. Andrecola to support our well service initiatives. Included in the agreement is an exclusive distribution and fully paid-up worldwide license to Inventek products and formulations related to applications in the oil and gas industry. In March 2014 we issued 5,200,000 shares of our common stock to Inventek in connection with their technology in support of our oil and gas well services product line. In February 2008, we entered into an agreement with Inventek under which Inventek granted us a royalty-free license and exclusivity rights to market, sell and distribute appearance products. Inventek is owned by Yasmin Andrecola, whose husband, Paul Andrecola, beneficially owns approximately 37.0% of our outstanding shares as of the Record Date.  Under the terms of the agreement, we and Inventek agreed to combine resources and work together to formulate and manufacture products to be sold under our brand names.  We purchased inventory from Inventek totaling $201,000 and $7,299,000 for the years ended June 30, 2014 and 2013, respectively.

 Between June 2007 and June 2014, we issued an aggregate of 11,262,050 shares of our Common Stock to Marketiquette. Marketiquette is owned and operated by Jeffrey Loch, our President, Chief Marketing Officer and a Director, and Carol Loch, his wife.  At the direction of Marketiquette, all of the shares were issued to KeysKwest, LLC, which beneficially owned approximately 3.7% of our outstanding shares as of the Record Date and whose sole member is Mrs. Loch.  Mr. Loch does not receive any regular cash compensation from us for his services as an officer and/or Director of the Company.

In July 2007, we entered into a services agreement, as amended, with Marketiquette under which we pay Marketiquette a monthly retainer of $36,000 as well as commissions from 5%-10% based on net sales it generates. During the year ended June 30, 2014 the Company issued 1,485,000 restricted shares to Marketiquette for decreasing its monthly retainer and 1,250,000 shares to settle outstanding commissions. The commissions depend on the customer’s class of trade with a declining maximum scale based on volume.  Marketiquette uses the monthly retainer primarily for employees’ salaries, including two full-time and one part-time employee, and the commissions to pay sales representatives.  We paid Marketiquette a total of $432,000 and $620,000 for the years ended June 30, 2014 and 2013, respectively, in accordance with the agreement.

In September 2014, TTI and certain of its wholly-owned subsidiaries (collectively, “TTI”), Galesi Management Corporation (“Galesi”), Walter Raquet (“Raquet”) and FWD, LLC (“FWD”) and us entered into a Confidential Settlement Agreement and Mutual Release (the “Settlement Agreement”).  Each of Galesi, Raquet and FWD are affiliates of the company.  Under the Settlement Agreement TTI in effect sold to FWD for cash consideration (i) 30,600,778 shares of our common stock owned by TTI and its chairman, representing all of the  shares of common stock owned by TTI and (ii) assigned all of their rights and claims arising under their 6% Secured Note, dated January 27, 2012, as amended, in the principal amount of $3,400 plus accrued interest held by TTI as well as $1,717 of accounts payable and accrued expenses due TTI and any other rights, title or interest against our assets.

In September 2014, FWD and us entered into a Loan Extension Agreement for the $3,400 6% Secured Note, plus accrued interest, and a $1,757 Promissory Note for past due accounts payable and accrued expenses. Under the Loan Extension Agreement and Promissory Note the maturity date of outstanding balances has been extended to October 1, 2015.

In December 2011, we entered into a ten-year limited exclusivity distribution agreement for G-branded products with E&B Green Solutions, L.P. (“E&B”) and a distribution agreement with Green Planet (“Green Planet”).  E&B and Green Planet are members of the Galesi Group, which is owned and controlled by Francesco Galesi. Mr. Galesi beneficially owns approximately 20.6% of our Common Stock.  In addition, David Buicko, our Chairman of the Board is the chief operating officer of Galesi Group’s real estate operations.  For the year ended June 30, 2014 and 2013, approximately 1% and 14% of the Company’s revenues, respectively, were generated from E&B and Green Planet.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table sets forth certain information with respect to compensation for the fiscal years ended June 30, 2014 and 2013 earned by or paid to the Company’s principal executive officer and all individuals who served as the Company’s principal executive officer during fiscal 2014 and the only other executive officer of the Company whose total salary exceeded $100,000 in fiscal 2014 (the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary($)		Option Awards($)(1)	Total($)
Jeffrey Loch, President	2014	$-		$192,150	$192,150
and Chief Marketing Officer(2)	2013	$-		$494,000	$494,000
Greg D. Adams, Chief Financial	2014	$200,000	(3)	$144,417	$344,417
Officer and Chief Operating Officer	2013	$200,000	(3)	$152,417	$352,417

(1)	Represents the aggregate grant-date fair value of the awards computed in accordance the Financial Accounting Standards Board (FASB) Accounting Standards Codified Topic 718 ("FASB ASC Topic 718.)
(2)
Mr. Loch is our principal executive officer.  He does not receive any regular cash compensation from us in his capacity as an officer or a Director.  However, we do pay for the services of Marketiquette, a company he, along with his wife, controls.  See “Certain Relationships and Related Party Transactions” above.

(3)	Mr. Adams agreed to defer $50,000 of his base salary and is due $112,000 at June 30, 2014.

Employment Agreements and Arrangements

Greg Adams, Chief Financial Officer and Chief Operating Officer

Mr. Adams employment agreement, as amended, is entitled to receive a base salary of $200,000. As of June 30, 2014 the amounts due to Mr. Adams for deferred salary is $112,000. In the event of termination for any reason other than for “cause,” death or disability or if the Company decides not to renew the agreement, Mr. Adams will receive, in addition to payment of accrued salary and benefits through the date of termination of employment, a severance payment equal to the sum of (i) twenty-four months of his then applicable annual base salary; and (ii) the average of his last two annual cash bonuses, and all stock options held by the executive shall immediately vest and remain exercisable for the lesser of their original term or five years.

Outstanding Equity Awards

The following table includes certain information with respect to the value of all outstanding equity awards to our Named Executive Officers at June 30, 2014.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	STOCK AWARDS
Name	Number of Securities Underlying Unexercised Option (#) Exercisable		Number of Securities Underlying Unexercised Option (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Jeffrey Loch	4,000,000	(1)	-		$0.39	9/16/2020
	500,000	(2)	500,000	(2)	$0.08	4/30/2024
Greg D. Adams	750,000	(3)	-		$0.25	3/18/2020
	2,487,500	(4)	1,243,750	(4)	$0.165	6/4/2022
	250,000	(2)	250,000	(2)	$0.08	4/30/2024
_________________________

(1)	The options were granted on September 16, 2010.
(2)	The options were granted on April 30, 2014 and vest in equal annual installments on each of April 30, 2015, 2016 and 2017.
(3)	The options were granted on March 18, 2010.
(4)	The options were granted on June 4, 2012 and vest in equal annual installments on each of June 4, 2013, 2014 and 2015.

DIRECTOR COMPENSATION

Our “independent” directors receive the following compensation:

●
A meeting fee of $2,500 and reimbursement for actual out-of-pocket expenses incurred in connection with attending each Board meeting in person. In fiscal year ended June 30, 2014 there were three in-person board meetings; and

●
A stock option grant covering 150,000 shares upon his or her election to the Board. The options vest over three years and are exercisable at a price per share equal to the fair market value of the stock on the date of grant. Additionally, on an annual basis, the historical stock option grants for non-affiliated directors are adjusted based on an allocated stock option pool that is 0.5% of the issued and outstanding shares of Common Stock.

The following table presents information relating total compensation for our non-employee directors for the year ended June 30, 2014.

Director Compensation

Name	Fees Earned or Paid in Cash($)	Option Awards(1)	All Other Compensation	Total

Humbert Powell	$7,500	$23,433	$-	$30,933
David Buicko	$7,500	$26,521	$-	$34,021
Walter Raquet	$7,500	$7,600	$-	$15,100
_______________________
(1)	Represents the aggregate grant-date fair value of the awards computed in accordance the Financial Accounting Standards Board (FASB) Accounting Standards Codified Topic 718 ("FASB ASC Topic 718.)

 Analysis of Risk Inherent in Our Compensation Policies and Practices

During the fiscal year ended June 30, 2014, the Compensation Committee with the assistance of management conducted a risk assessment of all of our compensation policies and practices.  The Compensation Committee analyzed our compensation policies and practices to ensure that they do not foster risk taking above the level of risk associated with our business model.  Based upon such review, the Compensation Committee concluded that we have balanced pay for performance programs, and our compensation policies and procedures do not motivate imprudent risk taking and are not reasonably likely to have a material adverse effect on us.  This determination is based, in important part, on the fact that all of our compensation awards are capped at reasonable and sustainable levels, as determined by a review of our economic position and prospects, as well as the compensation offered within our peer group and by comparable companies.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve as a member of the compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Board or the Compensation Committee.  None of the persons who are members of our Compensation Committee have ever been employed by us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities that are registered pursuant to Section 12 of the Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities.  Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  Based solely upon a review of the Forms 3, 4 and 5 (and amendments thereto) furnished to us for the fiscal year ended June 30, 2014, we have determined that our directors, officers and greater-than-10% beneficial owners complied with all applicable Section 16 filing requirements except that two Form 4s were not timely filed by Francesco Galesi and Walter Raquet and one Form 4 was not timely filed by Paul Andrecola.

PROPOSAL 2

AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Company’s certificate of incorporation, as amended (the “Charter”), currently authorizes the issuance of up to 500,000,000 shares of Common Stock.  On October 8, 2014, the Board approved an amendment to the Charter that increases the number of authorized shares of Common Stock from 500,000,000 to 750,000,000 (the “Charter Amendment”).  The Charter Amendment is subject to stockholder approval.

This Charter Amendment would revise Article Fourth of the Charter to read as follows:

“FOURTH: The total number of shares of stock which this corporation is authorized to issue is seven hundred and fifty million (750,000,000) shares of common stock with a par value of $0.001 per share.”

The following schedule indicates the number of shares of Common Stock outstanding as of the Record Date and issuable under outstanding options, warrants, convertible securities and employment agreements.

As of October 15, 2014
Number of authorized shares of Common Stock:	500,000,000

Less Common Stock outstanding:	300,795,064
Less potentially issuable Common Stock:
Shares underlying Convertible Debenture	102,758,975
Shares underlying outstanding Warrants to purchase Common Stock	28,818,823
Shares underlying issued but unexercised stock options	25,224,062

Shares of Common Stock available for issuance:	42,403,076

The Board believes that the authorization of additional shares of Common Stock is necessary in order to seek to raise additional capital through the sale of stock, which will be necessary as we expect to continue to generate operating losses and to be cash flow negative.  Additional funds will be necessary to help develop and commercialize various new products and otherwise to execute on our business plan.  We believe that the increased share authorization will provide us with an ability to: (i) seek to raise funds that may be necessary to further develop our core business, (ii) fund potential acquisitions, (iii) meet current working capital requirements through debt and/or equity financings, (iv) reserve sufficient shares pursuant to our stock plan, and (v) pursue other corporate purposes that may be identified by the Board.  The Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any future actions.  No further action nor authorization by stockholders would be necessary prior to issuance of the additional shares of Common Stock to be authorized, except as may be required for a particular transaction by our charter or by-laws, applicable law or regulatory agencies, or the rules of any stock exchange on which the Company’s Common Stock may then be traded.

The future issuance of shares other than on a pro-rata basis to all stockholders would reduce the proportionate interest in the Company of each stockholder not acquiring additional shares.  The holders of any of the additional shares of Common Stock issued in the future would have the same rights and privileges as the holders of the shares of Common Stock currently authorized and outstanding.  Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

The Board anticipates that we will issue additional shares of Common Stock and/or warrants to purchase Common Stock in exchange for additional funds.  However, there are no such arrangements currently contemplated and there are no guarantees that any such funds will be available or, if available, whether such funds may be obtained on terms satisfactory to us.

Although an increase in the authorized shares of Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction resulting in the acquisition of one company by another company), the proposed increase in authorized shares is not in response to any effort by any person or group to accumulate our stock or to obtain control of us by any means.  In addition, the proposal is not part of any plan by the Board to recommend or implement a series of anti-takeover measures.

Additional information concerning our capitalization, financial condition and operations can be found in our annual report for the year ended June 30, 2014, a copy of which has been furnished with this proxy statement.  Our financial statements and notes thereto for the 2014 fiscal year, together with the information contained in Items 5 and 7 of our Annual Report on Form 10-K for the 2014 fiscal year, are incorporated into this Proxy Statement by reference.

If this proposal is approved, as soon as practicable after the Annual Meeting, we intend to file the Charter Amendment with the Delaware Secretary of State.  A copy of the proposed Charter Amendment is attached as Appendix A to this Proxy Statement.

This proposal will be approved upon the affirmative vote of a majority of our outstanding Common Stock.

The Board Unanimously Recommends a Vote FOR the Charter Amendment

and Proxies that are Signed and Returned Will Be So Voted

Unless Otherwise Instructed

*     *     *     *     *

PROPOSAL NO. 3

ADVISORY APPROVAL OF THE APPOINTMENT

OF INDEPENDENT AUDITORS

Friedman LLP (“Friedman”) has been our independent auditor since 2008.  Their audit report appears in our annual report for the fiscal year ended June 30, 2014, a copy of which is being furnished together with this Proxy Statement.  A representative of Friedman will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Selection of the independent auditors is not required to be submitted to a vote of our stockholders for ratification.  In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors.  Although the Audit Committee has not made any determination with respect to our 2015 fiscal year, the Board believes that, as a matter of good corporate practice, it is advisable to ask stockholders to approve on an advisory basis only Friedman’s appointment to audit our financial statement for the fiscal year ending June 30, 2015.  If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Friedman, and may retain that firm or another without re-submitting the matter to the stockholders.  Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our and our stockholders’ best interest.

The Board Unanimously Recommends a Vote FOR the Advisory Approval of Independent Auditors

and Proxies that are Signed and Returned Will Be So Voted

Unless Otherwise Instructed

*     *     *     *     *

 REPORT OF THE AUDIT COMMITTEE TO THE BOARD

The Audit Committee is responsible for providing oversight of our accounting and financial reporting functions.  The Board appoints the Audit Committee and its chairman annually, with the committee consisting of at least two directors.  The Audit Committee operates under a formal charter, which is available on our website at http://www.getg.com and by clicking on the Investor Relations section then going to the “Corporate Governance” link.  The Audit Committee charter sets forth in detail the duties and responsibilities of the Audit Committee.

The Audit Committee received the written disclosures and the letter from Friedman, the Company’s independent registered public accounting firm, that are required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees ), as adopted by the Public Company Accounting Oversight Board in Rule 3600T.  The disclosures described the relationships and fee arrangements between Friedman and the Company. Consistent with Independence Standards Board Standard No. 1 and the rules and regulations of the SEC, the Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm to the Company for the fiscal year ended June 30, 2014 is compatible with maintaining Friedman’s independence and has discussed with Friedman the firm’s independence from the Company.

Management is responsible for the Company’s financial reporting process including its system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles.  The Company’s independent registered public accounting firm is responsible for auditing those financial statements and issuing a report thereon.

The Audit Committee reviewed and discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vo. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee reviewed and discussed with management and the Company’s independent registered public accounting firm, the audited financial statements of the Company for the fiscal year ended June 30, 2014.

Based on the above-mentioned reviews and discussions with management and the Company’s independent registered public accounting firm, the Audit Committee, exercising its business judgment, recommended to the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2014, for filing with the SEC.

This report is submitted on behalf of the members of the Audit Committee:

David Buicko, Chairman
Walter Raquet

PRINCIPAL INDEPENDENT ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by Friedman, our principal accounting firm, for the fiscal years ended June 30, 2014 and 2013, are as follows:

	2014	2013
Audit fees (1)	$90,000	$111,000
Audit-related fees	--	--
Total audit and audit-related fees	$90,000	$111,000
Tax fees	$15,000	$13,000
All other fees	--	--
Total fees	$105,000	$124,000
_________________________
(1)
Includes $30,000 and $47,000 of fees billed for services rendered in connection with their review of our quarterly reports on Form 10-Q, for the fiscal years ended June 30, 2014 and 2013, respectively.

_________________________

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before they are engaged to render these services.  The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management.  The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act requires public companies to conduct a separate shareholder advisory vote on executive compensation, as disclosed in the Executive Compensation section beginning on page 10 of this proxy statement.

Our goals for our executive compensation program are to:

●	attract, motivate and retain outstanding individual named executive officers; and

●	align the financial interests of each Named Executive Officer with the interests of our stockholders to encourage each Named Executive Officer to contribute to our long-term performance and success.

Our Board believes that our executive compensation program achieves these goals. For a more detailed description of our financial results for our fiscal year ended June 30, 2014, please see Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2014 10-K.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“ RESOLVED, that the Green Earth Technologies, Inc. shareholders approve, on a nonbinding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and the other related tables and narrative disclosure in the Company’s proxy statement.”

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting. As an advisory vote, this proposal is not binding upon us and there is technically no minimum vote requirement. However, to the extent that a significant percentage of votes are cast against the compensation of our Named Executive Officers as disclosed in this proxy statement, the Board and the Compensation Committee will evaluate whether any actions are necessary to address the concerns reflected in such votes.

The Board Unanimously Recommends a Vote FOR the Advisory Resolution above and Proxies that are Signed and Returned Will Be So Voted

Unless Otherwise Instructed

ANNUAL REPORT TO STOCKHOLDERS

We have enclosed our 2014 Annual Report on Form 10-K for the fiscal year ended June 30, 2014 (“Annual Report”), as filed with the SEC, with this proxy statement.  The Annual Report includes our audited financial statements for the fiscal year ended June 30, 2014, along with other financial information and management discussion about us, which we urge you to read carefully.

You can also obtain, free of charge, a copy of our Annual Report and other periodic filings we make with the SEC by:

●	accessing the Investor Relations section of our website at http://www.getg.com and clicking on the “SEC Filings” link;

●	writing to:

Green Earth Technologies, Inc. – Investor Relations
7 West Cross Street
Hawthorne, New York 10532; or

●	telephoning us at: (914) 372-4203.

STOCKHOLDERS PROPOSALS FOR 2015 ANNUAL MEETING

Stockholders interested in presenting a proposal for consideration at the Annual Meeting of Stockholders in 2015 must follow the procedures found in Rule 14a-8 under the Exchange Act.  To be eligible for inclusion in our proxy materials relating to our 2015 annual meeting of stockholders, all qualified proposals must be received by our Investor Relations Coordinator no later than June 30, 2015.  A stockholder’s notice must set forth, as to each proposed matter: (i) as to each person whom the stockholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-12 thereunder; (ii) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our bylaws, the language of the proposed amendment; (iii) the name and address, as they appear on our books, of the stockholder proposing such business; (iv) the number of shares of Common Stock which are beneficially owned by such stockholder; (v) a representation that the stockholder is a holder of record of shares of Common Stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (vi) any financial interest of the stockholder in such proposal or nomination.

 Other Information

The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be borne by us.  In addition to the use of mailings, proxies may be solicited by personal interview, telephone and by our directors, officers and regular employees without special compensation therefore.  We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock.

Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted “FOR” all of the proposals described in this proxy statement.

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.  Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card.  Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker.  If you would like to receive a separate copy of this year’s proxy statement or annual report from us directly, please contact us by:

● writing to:

Green Earth Technologies, Inc. – Investor Relations
7 West Cross Street
Hawthorne, New York 10532; or

● telephoning us at: (914) 372-4203.

OTHER MATTERS
The Board does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matter come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

* * * * * * *
Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on Tuesday, December 9, 2014:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at http://www.getg.com

* * * * * * *

Dated: October _, 2014
By Order of the Board of Directors,

Greg D. Adams,
Secretary

APPENDIX A

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
OF
GREEN EARTH TECHNOLOGIES, INC.

Green Earth Technologies, Inc. (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1.  The name of the corporation is Green Earth Technologies, Inc.

2.  The certificate of incorporation of the corporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article FOURTH:

“The total number of shares of stock which this corporation is authorized to issue is seven hundred fifty million (750,000,000) shares of common stock with a par value of $0.001 per share.”

3.  The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Executed on this      day of                         , 20     .

Title of authorized officer

A-1

APPENDIX  B

GREEN EARTH TECHNOLOGIES, INC. THIS PRELIMINARY PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS –DECEMBER 9, 2014 AT 10 AM ET

CONTROL ID:
REQUEST ID:

The undersigned hereby appoints David Buicko and Greg Adams, and each of them with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the 2014 Annual Meeting of Stockholders of GREEN EARTH TECHNOLOGIES, INC. (the “Company”) to be held at  10:00 a.m. Eastern Time on Tuesday, December 9, 2014 at 1136 Celebration Boulevard, Celebration, FL 34747 and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice of Annual Meeting of Stockholders, and in their discretion upon such other matters as may come before the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/GETG
PHONE:	Call toll free 1-866-752-VOTE (8683)

B-1

ANNUAL MEETING OF THE STOCKHOLDERS OF GREEN EARTH TECHNOLOGIES, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		à	FOR ALL	AGAINST	FOR ALL EXCEPT
	Election of Class III Director:		☐	☐
	Jeffrey Loch				☐

CONTROL ID:
REQUEST ID:

Proposal 2		à	FOR	AGAINST	ABSTAIN
	Approval to increase the number of shares of common stock we are authorized to issue from 500,000,000 to 750,000,000 shares.		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	Advisory approval of Freidman LLP as the Company’s Independent Auditors for the Fiscal Year ending June 30, 2015.		☐	☐	☐

Proposal 4		à	FOR	AGAINST	ABSTAIN
	A Non- Binding, Advisory vote on executive compensation.		☐	☐	☐

MARK HERE FOR ADDRESS CHANGE ☐
New Address (if applicable): ________________________ ________________________ ________________________

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 and 4.
NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT - PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)
Dated: ________________________, 2011

B-2